Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

8. GOODWILL

Following the segment reorganization as described in Note 26, the Company has restated its allocation of goodwill by product segment in prior periods for illustrative comparisons.

Changes in the carrying amount of goodwill were as follows:

	Automotive Consumer Computer and Communication Infrastructure (“ACCI”)	Wireless sector (“Wireless”)	Analog, MEMS and Microcontrollers (“AMM”)	Total
December 31, 2009	43	936	92	1,071
Business Combinations	—	—	1	1
Decrease in goodwill due to a release of contingent consideration liability booked initially under FAS141	—	(6)	—	(6)
Foreign currency translation	—	(7)	(5)	(12)
December 31, 2010	43	923	88	1,054
Business Combinations	10	—	—	10
Foreign currency translation	—	(2)	(3)	(5)
December 31, 2011	53	921	85	1,059

Gross goodwill recognized amounted to respectively $1,126 million and $1,121 million as at December 31, 2011 and 2010. Accumulated impairment amounted to $67 million as at December 31, 2011 and 2010.

In addition to the annual impairment test on goodwill and indefinite long-lived assets performed at the end of the third quarter, and described below, the Company considered the material decline in the Wireless revenues and increased level of losses as a triggering event to perform additional impairment tests during the first, second and fourth quarters of 2011 on its Wireless business. On the basis of the estimates and assumptions set forth in the latest business plan provided by ST-Ericsson, no goodwill impairment charge was recognized at the end of the first, second, third and fourth quarters of 2011.

Based on the result of this latest impairment test, the fair value of the Wireless business determined by the lower of market comparables or discounted cash flows still exceeded its carrying value by 54%. The discounted cash flows are based on the latest five year plan for the Wireless segment which is based on management’s best estimate about future developments as well as market assumptions. If market conditions deteriorate or if the Wireless business experiences a lack of or delay in results, in particular with respect to design-wins with customers to generate future revenues, the Company’s goodwill, intangible assets and other long lived assets may be impaired and a valuation allowance might be necessary for the ST-Ericsson related deferred tax assets if the tax planning strategies would not be sufficient. Further impairment charges could also result from new valuations triggered by changes in the product portfolio or strategic transactions, particularly in the event of a downward shift in future revenues or operating cash flows in relation to current plans or in case of capital injections by or equity transfers to third parties at a value lower than current carrying amount. If the Company were to record an impairment, the charges might be material to its results of operations and its financial position.